UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 26, 2007

                                DUNE ENERGY, INC.
                                -----------------
             (Exact Name of Registrant as Specified in its Charter)

  Delaware                        0-27897                         95-4737507
  --------                        -------                         ----------
  State of                        Commission                      IRS Employer
  Incorporation                   File Number                     I.D. Number

              3050 Post Oak Blvd., Suite 695, Houston, Texas 77056
              ----------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (713) 888-0895


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

      On February 26, 2007, Voyager Partners, Ltd. ("Voyager") entered in that certain Final Closing Agreement (the "Closing Agreement"), dated as of February 22, 2007, with Dune Energy, Inc. (the "Company"), which Closing Agreement amended that Second Amended and Restated Asset Purchase and Sale Agreement between the Company and Voyager dated as of October 6, 2006, as subsequently amended on each of December 5, 2006, December 27, 2006, January 12, 2007, January 19, 2007, January 31, 2007 and February 9, 2007 (as so amended, the "Amended Purchase Agreement"). The Amended Purchase Agreement, as in effect on October 6, 2006, was previously disclosed by the Company in its report on Form 8-K filed with the Commission on October 12, 2006.

      Unless otherwise indicated, capitalized terms used herein shall have the meanings set forth in the Closing Agreement, a copy of which is filed as Exhibit
99.1 hereto and incorporated by reference. The disclosure contained herein is intended merely as a summary of the material provisions of the Closing Agreement and reference should be made to Exhibit 99.1 attached hereto for the complete terms of the Closing Agreement.

      As previously disclosed, under the Amended Purchase Agreement the Company purchased or agreed to acquire, upon the terms and subject to the conditions thereof, 95% of Voyager's producing and non-producing natural gas properties and related property and equipment (the "Assets") located in the North Texas Fort Worth Basin. The Amended Purchase Agreement divided the Assets into three (3) tranches, each of which had a separate Closing Date and differing Allocated Values. To date, we have acquired all of the Assets previously designated as Tranche 1 Assets and a portion of the Assets designated as Tranche 2 Assets and Tranche 3 Assets.

      Under the Closing Agreement, the Company and Voyager have agreed, notwithstanding any provision of the Amended Purchase Agreement to the contrary, to restructure the treatment of the remaining tranche of assets to be acquired under the Amended Purchase Agreement, as follows:

            o the release of any obligation by the parties to purchase or convey those Tranche 3 Assets involving in the aggregate approximately 1,660 acres located in Denton County, Texas (including, but not limited, to any oil, gas and mineral leases) and waiver and relinquishment of all claims, arising now or in the future, against each other with respect to the purchase and sale of the foregoing assets, including any obligation to pay the Allocated Value, in the approximate amount of $25,751,716, for such assets;

            o the release and discharge by the Company of outstanding obligations owing from Voyager to the Company, in the approximate unpaid sum of $1.35 million, in connection with joint interest expenses covering joint oil and gas leases and related interests;

            o the conveyance by Voyager to the Company of the Retained Interests excepted and reserved by Voyager in its prior conveyances to the Company under the Amended Purchase Agreement, which Retained Interests constitute an undivided five percent (5%) working interest of Voyager in each of the Tranche 1 Assets, Tranche 2 Assets and Tranche 3 Assets previously


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      conveyed, including, but not limited to, certain oil, gas and mineral leases, other real property interests, all wells located thereon and hydrocarbon substances produced there from, and all properties, rights and interests incident thereto, effective as of February 1, 2007;

            o the conveyance by Voyager to the Company, without reservation as to any Retained Interests, of those additional Tranche 2 Assets involving all rights, title and interest of Voyager in and to certain undeveloped acreage located in Denton County, Texas, including, but not limited to, certain oil, gas and mineral leases, other real property interests and all properties, rights and interests incident thereto, effective as of February 1, 2007;

            o the reconveyance by the Company to Voyager of those Tranche 3 Assets previously acquired by the Company under the Amended Purchase Agreement in October 2006, involving the rights, titles and interests of the Company in and to certain acreage located in Denton County, Texas, including, but not limited to, certain oil, gas and mineral leases, other real property interests, all wells located thereon and hydrocarbon substances produced there from, and all properties, rights and interests incident thereto, effective as of February 1, 2007;

            o if Voyager procures oil and gas leases thereon on or before June 1, 2007 the conveyance by Voyager to the Company, without reservation of any Retained Interests, of additional Tranche 2 Assets involving all rights, titles and interests of Voyager in and to certain undeveloped acreage located in Denton County, Texas (the "June Transaction"), including, but not limited to, certain oil, gas and mineral leases, other real property interests and all properties, rights and interests incident thereto, effective as of the first day of the month when such conveyance is executed;

            o if Voyager conveys to the Company the Tranche 2 Assets referred to in the preceding bullet point in the June Transaction, the reconveyance by the Company to Voyager of the remaining previously acquired Tranche 3 Assets involving all rights, title and interest of Company in and to certain acreage located in Denton County, Texas, including, but not limited to, certain oil, gas and mineral leases, other real property interests, all wells located thereon and hydrocarbon substances produced there from, and all properties, rights and interests incident thereto, effective as of February 1, 2007;

            o the execution of a new surface use agreement between the parties, granting to the Company a right to use certain surface well pad sites, located on the acreage covered by those Tranche 3 Assets to be conveyed above, in connection with drilling operations of the Company with respect to certain acreage located in Denton County, Texas; and


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

            o termination of the Restated Area of Mutual Interest Agreement entered into by the parties under the Amended Purchase Agreement in October 2006, granting a right of first offer to acquire a percentage interest in any gas and oil leases affecting those areas which abut, adjoin or are situated within 3,000 feet of certain leases purchased by the Company from Voyager.

      As contemplated by the Closing Agreement, the release of obligations, conveyance and reconveyance of assets shall be completed without any additional exchange of cash as between the parties.

      The parties agreed to execute such agreements and instruments and to undertake such actions as reasonably necessary to consummate the transactions contemplated by the Closing Agreement.

Item 9.01 Financial Statements and Exhibits

     Exhibits
     --------

     Exhibit 99.1 Final Closing Agreement, dated as of February 22, 2007, between the Company and Voyager, as executed on February 26, 2007.

     Exhibit 99.2 Second Amended and Restated Asset Purchase and Sale Agreement, dated as of October 6, 2006, between the Company and Voyager (incorporated by reference to Exhibit 10.1 of the Company Report on Form 8-K filed on October 12, 2006 with the Securities and Exchange Commission).


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 2, 2007

                                             DUNE ENERGY, INC.

                                             By: /s/ Alan Gaines
                                                 --------------------------
                                                 Alan Gaines
                                                 Chief Executive Officer


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                                  EXHIBIT INDEX

     Exhibit 99.1 Final Closing Agreement, dated as of February 22, 2007, between the Company and Voyager, as executed on February 26, 2007.

     Exhibit 99.2 Second Amended and Restated Asset Purchase and Sale Agreement, dated as of October 6, 2006, between the Company and Voyager (incorporated by reference to Exhibit 10.1 of the Company Report on Form 8-K filed on October 12, 2006 with the Securities and Exchange Commission).


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